September 9, 2016 Brady Corporation F’16 Q4 Financial Results

2 Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: implementation of the Workplace Safety strategy; Brady's ability to develop and successfully market technologically advanced new products; technology changes and potential security violations to the Company's information technology systems; future competition; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; risk associated with loss of key talent; risks associated with obtaining governmental approvals and maintaining regulatory compliance; risk associated with product liability claims; environmental, health and safety compliance costs and liabilities; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risks associated with restructuring plans and maintaining acceptable operational service metrics; risks associated with divestitures; risks associated with identifying, completing, and integrating acquisitions; risks associated with our ownership structure; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2015. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 Q4 F’16 Financial Summary • Sales down 2.3% to $282.1M in Q4 of F’16 vs. $288.6M in Q4 of F’15. – Organic sales decreased 0.9%. Foreign currency translation reduced sales by 1.4%. • Gross profit margin of 50.0% in Q4 of F’16 compared with 44.7% in Q4 of F’15. • SG&A expense of $98.4M (34.9% of sales) in Q4 of F’16 compared with $102.9M (35.7% of sales) in Q4 of F’15. • Net earnings of $25.1M in Q4 of F’16 compared with a GAAP loss from continuing operations of $(39.4M) and non-GAAP earnings* of $14.4M in Q4 of F’15. • Net earnings per Class A Diluted Nonvoting Share of $0.49 in Q4 of F’16, compared to a Net loss from continuing operations per Class A Diluted Nonvoting Share of $(0.77) in Q4 of F’15 and non-GAAP Earnings per Share* of $0.28 in Q4 of F’15. • Net cash provided by operating activities of $40.4M in Q4 of F’16 compared with $40.6M in Q4 of F’15. • Non-GAAP earnings and non-GAAP Earnings per Share are non-GAAP measures. See appendix.

4 Sales Overview • (0.9%) organic sales decline: • ID Solutions – Organic sales decline of (0.2%). • Workplace Safety – Organic sales decline of (2.7%). • (1.4%) decrease due to currency translation. Q4 F’16 SALES: • Our European businesses in both IDS and WPS performed well, with continued organic sales growth in Q4 and for the full year ended July 31, 2016. • Challenges persist in the Americas and Australia where organic sales declined vs. Q4 of F’15. • Foreign currency translation headwinds persist. Q4 F’16 SALES COMMENTARY: $308 $291 $310 $317 $310 $283 $290 $289 $283 $269 $287 $282 $200 $225 $250 $275 $300 $325 Q1 F'14 (2.1%) Q2 F'14 (1.1%) Q3 F'14 2.5% Q4 F'14 1.1% Q1 F'15 2.4% Q2 F'15 1.4% Q3 F'15 1.7% Q4 F'15 (1.2%) Q1 F'16 (2.2%) Q2 F'16 0.4% Q3 F'16 (0.1%) Q4 F'16 (0.9%)Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 50.0% in Q4 of F’16 compared with 44.7% in Q4 of F’15 and 50.7% in Q3 of F’16. • GPM in Q4 of F’15 was impacted by facility consolidation-related costs and other non-routine charges. • On-going operational improvements are positively impacting profitability. GROSS PROFIT MARGIN COMMENTARY: $158 $143 $155 $154 $150 $138 $141 $129 $139 $133 $145 $141 51% 49% 50% 49% 48% 49% 49% 45% 49% 49% 51% 50% 25% 30% 35% 40% 45% 50% $100 $125 $150 $175 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense was down $4.5M to $98.4M in Q4 of F’16 compared to $102.9M in Q4 of F’15. • Approximately half of the decline in SG&A expense was caused by the strengthening of the U.S. dollar against other major currencies and the remaining half was due to efficiency gains. SG&A EXPENSE: $113 $111 $117 $111 $109 $108 $103 $103 $101 $100 $106 $98 37% 38% 38% 35% 35% 38% 35% 36% 36% 37% 37% 35% 20% 25% 30% 35% 40% $50 $75 $100 $125 $150 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 SG&A and SG&A% of SALES (millions of USD)

7 Net Earnings & EPS * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See appendix. • Q4 F’16 net earnings were $25.1M compared to Non- GAAP net earnings* of $14.4M in Q4 of F’15. • Increase in earnings driven by improved gross profit margins, efficiencies in operating expenses, and a lower tax rate. Q4 F’16 – NET EARNINGS: • Q4 F’16 Diluted EPS was $0.49 compared to GAAP EPS of $(0.77) and Non-GAAP EPS* of $0.28 in Q4 of F’15. • The income tax rate was 21.5% during the quarter ended July 31, 2016. If the income tax rate approximated our historical corporate average of 28%, EPS would have been reduced by $0.04. Q4 F’16 – EPS $0.43 $0.25 $0.43 $0.41 $0.36 $0.29 $0.34 $0.28 $0.37 $0.30 $0.42 $0.49 $0.00 $0.20 $0.40 $0.60 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS* $23 $13 $22 $21 $18 $15 $18 $14 $19 $15 $21 $25 $0 $10 $20 $30 $40 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (millions of USD)

8 Cash Generation & Uses • Cash flow from operating activities was $40.4M in Q4 of F’16 compared to $40.6M in Q4 of F’15. • Free cash flow* was $30.8M in Q4 of F’16 compared to $37.5 in Q4 of F’15. • Returned $10.2M to our shareholders in the form of dividends in Q4 of F’16. • Repaid $24.3M in debt in Q4 of F’16 compared to repayments of $13.6M in Q4 of F’15. CASH FLOWS IN Q4 OF F’16: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. $26 $5 $29 $41 $30 $28 $40 $40 $0 $10 $20 $30 $40 $50 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Cash Flow from Operating Activities (millions of USD) (millions of USD) 3 Mos. Ended Jul. 31, 2016 3 Mos. Ended Jul. 31, 2015 Cash Balance - Beginning of Period 141.6$ 100.5$ Cash Flow from Operating Activities 40.4 40.6 Capital Expenditures (9.7) (3.1) Dividends (10.2) (10.3) Debt Repayments - Net (24.3) (13.6) Effect of Exchange Rate on Cash (0.5) (4.4) Other 3.9 4.8 Cash Balance - End of Period 141.2$ 114.5$

Net Debt & EBITDA 9 1.2 1.3 1.5 1.2 1.2 1.2 1.2 1.1 1.1 1.0 0.8 0.5 0.0x 0.5x 1.0x 1.5x Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 NET DEBT / TTM EBITDA* • July 31, 2016 Cash = $141.2M, Debt = $216.9M (net debt = $75.7M), and TTM EBITDA = $149.6M. • Net Debt/EBITDA* = 0.5 to 1. • Net debt declined by $63.5M from July 31, 2015 to July 31, 2016. • Balance sheet continues to provide flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA. $210 $209 $221 $181 $174 $184 $168 $139 $140 $132 $101 $76 $0 $50 $100 $150 $200 $250 $300 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 NET DEBT (millions of USD)

10 F’17 Guidance F’17 Diluted EPS $1.55 to $1.70 Guidance Assumptions: • Low single digit organic sales declines to slight organic growth. • Foreign currency exchange rates consistent with those as of July 31, 2016. • Full-year depreciation and amortization expense of approximately $30M. • Full-year income tax rate of 27% to 29%. • Full-year capital expenditures of approximately $25M.

Q4 F’16 vs. Q4 F’15 PERFORMANCE (millions of USD) 11 Identification Solutions • Revenues down (1.4%): • Organic = -(0.2%) • Fx = -(1.2)% • Organic sales growth in Europe-based business. • Organic sales decline in the Americas. • Segment profit as a percent of sales increased as a result of ongoing operational improvements and the management of operating expenses. • Non-routine charges of $7.4M recognized in Q4 of F’15 significantly reduced segment profit. • There were no non-routine charges in Q4 of F’16. Q4 F’16 SUMMARY: • Expect low-single digit organic sales declines to slight organic growth in F’17. • Expect segment profit to be in the low 20% of sales range in F’17. OUTLOOK: Q4 F’16 Q4 F’15 Change Sales $ 198.7 $ 201.6 - 1.4% Segment Profit 46.3 29.0 + 59.5% Segment Profit % 23.3% 14.4% + 8.9 pts $212 $192 $201 $202 $196 $185 $197 $199 21% 19% 21% 14% 20% 20% 24% 23% 10% 13% 15% 18% 20% 23% 25% $175 $185 $195 $205 $215 $225 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 SALES & SEGMENT PROFIT % (millions of USD)

Q4 F’16 vs. Q4 F’15 PERFORMANCE (millions of USD) 12 Workplace Safety • Revenues decreased 4.3%: • Organic = - (2.7)% • Fx = -(1.6)% • Continued increase in revenues in Europe offset by a mid-single digit decline in the U.S. and a high-single digit decline in Australia. • Digital sales are improving as we are starting to see the payback from investments this year. • Segment profit of 19.2% is an improvement compared to the prior year of 18.2% due to efficiencies in catalog advertising and other selling expenses. Q4 F’16 SUMMARY: • Expect low-single digit organic sales declines to slight organic growth in F’17. • Expect segment profit to continue to be in the upper teens as a % of sales in F’17. OUTLOOK: Q4 F’16 Q4 F’15 Change Sales $ 83.4 $ 87.1 - 4.3% Segment Profit 16.0 15.9 + 0.8% Segment Profit % 19.2% 18.2% + 1.0 pts $102 $98 $91 $89 $87 $87 $84 $90 $83 18% 16% 14% 14% 18% 19% 16% 15% 19% 10% 13% 15% 18% 20% 23% 25% $70 $80 $90 $100 $110 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 SALES & SEGMENT PROFIT % (millions of USD)

13

Future Financial Performance

F'16	Expectation Exiting F'18	Drivers
Organic Sales Growth Below GDP Organic Growth	**Organic Sales Growth** GDP+	**Organic Revenue Drivers:** • Unrivaled customer service. • Renewed R&D focus. • Integrated solutions and technologies creating smarter products. • E-business / Digital. • Ability to achieve financial targets is contingent upon our ability to increase organic sales to at least GDP.
GPM 49.9%	**GPM** 51% - 52%	**Gross Margin Drivers:** • Minimize inefficiencies in our manufacturing facilities. • Product rationalization and business simplification. • Expected on-going pricing challenges. • Significant strides were made in improving gross margins in F'16.
SG&A 36.1% of sales	**SG&A** 33.5% - 34.5%	**SG&A Drivers:** • Decentralized operating philosophy, with standardized processes. • Simplified and streamlined organization. • Cost structure alignment of under-performing businesses. • Savings to come slower than gross profit margin improvements.
EPS $1.58/share	**EPS** $2.00/share	**EPS Drivers:** • Double-digit net earnings CAGR. • Superior cash flow with disciplined and patient cash deployment expected to enhance shareholder value through dividends and share buybacks.

BRADY

14 Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 15

COMPARABLE INCOME STATEMENTS (millions of USD) 16 Comparable Income Statements 2016 2015 Change Sales 282.1$ 288.6$ (6.5)$ Gross Margin 141.1 129.1 12.0 % of Sales 50.0% 44.7% Research and Development (9.3) (9.2) (0.1) Selling, General and Admin. (98.4) (103.0) 4.6 % of Sales (34.9%) (35.7%) (0.8) pts Impairment Charges - (46.9) 46.9 Restructuring Charges - (2.8) 2.8 - - - Operating Income 33.4 (32.8) 66.2 Interest and Other (1.4) (2.9) 1.5 Income Taxes (6.9) (3.7) (3.2) - - - Earnings from Continuing Operations 25.1$ (39.4)$ 64.5$ - - - % of Sales 8.9% (13.7%) 22.5 pts Earnings from Continuing Operations per Class A Nonvoting Common Share 0.49$ (0.77)$ 1.26$ - - - Net Earnings from Continuing Operations, Excluding Certain Items (Non-GAAP measure)* 25.1$ 14.4$ 10.7$ - - - % of Sales 8.9% 5.0% 3.9 pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items (Non-GAAP measure)* 0.49$ 0.28$ 0.21$ - - - Three Months Ended July 31, -

(‘000s of USD) 17 Debt Structure July 31, 2016 Balance July 31, 2015 Balance Revolver Borrowings: USD-denominated 1.31% Variable 112,000$ 102,000$ China Borrowings: USD & CNY-denominated notes payable 4.00% Variable 4,928 10,411 Private Placements: USD-denominated 2006 Series 5.30% Fixed - 26,143 USD-denominated 2007 Series 5.33% Fixed 16,334 32,743 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 33,510 32,960 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 50,138 49,442 TOTAL DEBT 216,910$ 253,699$ Interest Rate

EBITDA Reconciliation – Total Company

18

EBITDA - Total Company

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2016				
	Q1	Q2	Q3	Q4	Total
EBITDA from Continuing Operations:					
Earnings from continuing operations	$ 18,703	$ 15,290	$ 20,981	$ 25,136	$ 80,110
Interest expense	2,151	2,130	1,838	1,705	7,824
Income taxes	8,489	5,177	8,686	6,883	29,235
Depreciation and amortization	8,889	8,613	7,394	7,536	32,432
EBITDA from Continuing Operations (non-GAAP measure)	$ 38,232	$ 31,210	$ 38,899	$ 41,260	$ 149,601

	Fiscal 2015				
	Q1	Q2	Q3	Q4	Total
EBITDA from Continuing Operations:					
Earnings (loss) from continuing operations	$ 15,499	$ 11,584	$ 17,213	$ (39,394)	$ 4,902
Interest expense	2,891	3,000	2,503	2,762	11,156
Income taxes	8,906	2,438	5,003	3,746	20,093
Depreciation and amortization	10,123	9,943	11,415	7,977	39,458
Impairment charges	—	—	—	46,867	46,867
EBITDA from Continuing Operations (non-GAAP measure)	$ 37,419	$ 26,965	$ 36,134	$ 21,958	$ 122,476

BRADY

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items“ and “Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.” These are not calculations based upon GAAP. The amounts included in these Non- GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items. Reconciliations of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 19 Non-GAAP Reconciliations 2016 2015 2016 2015 $ 0.49 $ (0.77) $ 1.58 $ 0.10 Restructuring charges - 0.04 - 0.23 Impairment charges - 0.91 - 0.91 Other non-routine charges - 0.09 - 0.09 Postretirement benefit plan curtailment gain - - - (0.05) Common Share Excluding Certain Items (non-GAAP measure) 0.49$ 0.28$ 1.58$ 1.27$ Nonvoting Common Share (GAAP measure) Net Earnings fro Continuing Operations Per Diluted Class A Nonvoting Three months ended July 31, Twelve months ended July 31, Net (Loss) Earnings from Continuing Operations Per Diluted Class A 2016 2015 2016 2015 25,136$ (39,394)$ 80,110$ 4,902$ R structuring charges - 2, 58 - 11,743 I pairment charges - 46,867 - 46,867 Other no -routine charges - 4, 57 - 4,757 P stre rement benefit plan curtail nt gain - - - (2,792) 25,136$ 14,388$ 80,110$ 65,477$ Three months ended July 31, Twelve months ended July 31, N t (L ) Earnings from Continuing Operations (GAAP measure) Net Earnings fro Continuing Operations Excl ding Certain Items (non- GAAP asure)